UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 4, 2020

(Date of earliest event reported)

eGain Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 par value	EGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of eGain Corporation (the “Company”), held on December 4, 2020, the following proposals were submitted to the Company’s stockholders and the final voting results were as follows:

1.	The following directors were elected to serve until the 2021 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified:

			Broker
	For	Withheld	Non-Votes
Ashutosh Roy	24,798,131	315,085	2,620,495
Gunjan Sinha	18,021,630	7,091,586	2,620,495
Phiroz P. Darukhanavala	22,796,330	2,316,886	2,620,495
Brett Shockley	23,027,467	2,085,749	2,620,495
Christine Russell	24,764,801	348,415	2,620,495

2.	A proposal to confirm the approval and ratify the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan was not approved.

			Broker
For	Against	Abstain	Non-Votes
13,602,691	11,503,741	6,784	2,620,495

3.	A proposal to confirm the approval and ratify the 2014 amendments to the Amended and Restated 2005 Management Stock Option Plan was not approved.

			Broker
For	Against	Abstain	Non-Votes
13,596,377	11,504,893	11,946	2,620,495

4.	A proposal to confirm the approval and ratify the 2017 Employee Stock Purchase Plan was approved.

			Broker
For	Against	Abstain	Non-Votes
17,343,635	7,763,016	6,565	2,620,495

5.	A proposal to approve the compensation of named executive officers was approved, on a non-binding advisory basis.

			Broker
For	Against	Abstain	Non-Votes
24,635,190	469,330	8,696	2,620,495

6.	The frequency of holding an advisory vote on named executive officer compensation every year was approved, on a non-binding advisory basis.

1 Year	2 Years	3 Years	Abstain
24,429,987	2,454	664,770	16,005

7.	The appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm was ratified.

For	Against	Abstain
27,683,958	30,099	19,654

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2020	eGain Corporation

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)